UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2018

SENTINEL ENERGY SERVICES INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38271	98-1370747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 2700
Houston, Texas 77002

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 407-0686

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto is a copy of an updated investor presentation, dated December 4, 2018, that will be used by Sentinel Energy Services Inc. (the “Company”) in connection with its previously announced business combination (the “Business Combination”) with Strike Capital, LLC (“Strike”).

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company has filed a preliminary proxy statement of the Company. The Company will mail a definitive proxy statement and other relevant documents to its stockholders when available. The Company’s stockholders and other interested persons are advised to read, the preliminary proxy statement and, when available, the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about Strike, the Company and the Business Combination. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination. Stockholders may obtain copies of the preliminary proxy statement, and, when available, will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Sentinel Energy Services Inc., 700 Louisiana Street, Suite 2700, Houston, Texas 77002, Attention: General Counsel and Secretary, (281) 407-0686.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Sentinel Energy Services Inc., 700 Louisiana Street, Suite 2700, Houston, Texas 77002, Attention: General Counsel and Secretary, (281) 407-0686. Additional information regarding the interests of such participants will be contained in the proxy statement for the Business Combination when available.

Strike and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement for the Business Combination when available.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTINEL ENERGY SERVICES INC.

	By:	/s/ Krishna Shivram
Name: Krishna Shivram
Title: Chief Executive Officer

Dated: December 4, 2018

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